Exhibit 10.1

AMENDMENT NO. 02

Dated June 20, 2005

TO

that certain Loan and Security Agreement No. 3861 dated as of March 26, 2004, as amended (“Agreement”)
by and between LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”)
and ALNYLAM PHARMACEUTICALS, INC., (“Borrower”).

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

a.	Section 1.1 of the Agreement, the following definitions shall be deleted in its entirety and replaced with the following:

     “Commitment Termination Date” means January 1, 2006.

     “Loan Commencement Date” means (i) July 1, 2005 for Loans made on or prior to July 1, 2005 or (ii) for Loans made subsequent to July 1, 2005, the first business day of the calendar month following the Funding Date.

     “Maturity Date” means, with respect to each Loan, the last day of the Repayment Period for such Loan or, if earlier, the date of prepayment under Section 2.5.

b.	Section 1.1 of the Agreement, the definition Commitment Extension Fee shall be added in its entirety:

     "Commitment Extension Fee” means an amount equal to (i) three quarters of one percent (0.75%) times (ii) the dollar amount of the Commitment remaining as of October 1, 2005. The Commitment Extension Fee shall be due and payable on October 1, 2005, subject to the provisions of Section 2.6. By way of example, if the remaining Commitment as of October 1, 2005, is $1,000,000, then the Commitment Extension Fee shall be $7,500.

c.	Section 11 – The addresses for notices to the Borrower shall be deleted and replaced with the following:

If to Borrower:	Alnylam Pharmaceuticals, Inc.
300 Third Street
Cambridge, MA 02142
Attention: Vice President – Finance
FAX: (617) 551-8101

With a copy to:	Faber Daeufer & Rosenberg PC
1050 Winter Street, Suite 1000
Waltham, MA 02451
Attention: Joseph L. Faber
FAX: (781) 795-4747

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:	LENDER:
ALNYLAM PHARMACEUTICALS, INC.	LIGHTHOUSE CAPITAL PARTNERS V, L.P.
By: /s/ Patricia L. Allen	By: LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

Name: Patricia L. Allen	By: /s/ Thomas Conneely
Title:VP, Finance	Name: Thomas Conneely
Title: Vice President